FIRST AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT to Loan and Security Agreement (this "Amendment") is entered into this 6th day of March, 2006, by and between SILICON VALLEY BANK, a California corporation ("Bank") and SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC., a Delaware corporation, SPECIALIZED HEALTH PRODUCTS, INC., a Utah corporation, and SAFETY SYRINGE CORPORATION, a Utah corporation (collectively, "Borrower") whose addresses are 585 West 500 South, Bountiful, UT 84010.

                                    RECITALS

         A. Bank and Borrower have entered into that certain Loan and Security Agreement with an Effective Date of February 22, 2006 (as the same may from time to time be further amended, modified, supplemented or restated, the "Loan Agreement").

         B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

         C. Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

         D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

         2. Amendments to Loan Agreement.

                  2.1 Section 6.2(b). Section 6.2(b) is amended by deleting the existing paragraph and replacing it with the following:

                  "(b) Within twenty (20) days after the last day of each month, deliver to Bank a duly completed Borrowing Base Certificate signed by a Responsible Officer, with aged listings of accounts receivable and accounts payable (by invoice date)."

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                  2.2 Section 6.2(d). Section 6.2(d) is amended by deleting the existing paragraph and replacing it with the following:

                  "(d) Allow Bank to audit Borrower's Collateral at Borrower's expense; provided however, that the initial Collateral audit will be required only if (i) the total outstanding balance due under the Revolving Line, including any Advance being requested by Borrower, exceeds $250,000.00 or (ii) Borrower fails to comply with any term or condition of this Agreement. Such audits shall be conducted no more often than once every twelve (12) months unless a Default or an Event of Default has occurred and is continuing."

                  2.3 Section 6.7 (Financial Covenants). Section 6.7 is amended by deleting the existing section and replacing it with the following:

                  "Borrower shall maintain as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to every
         Borrower:

                  (a) Liquidity Coverage. A ratio of unrestricted cash and Cash Equivalents plus the Availability Amount to Obligations owed to Bank of not less than 2.0 to 1.0.

                  (b) Tangible Net Worth. A Tangible Net Worth of at least negative $250,000.00, plus 50% of all equity or capital contributed to Borrower after the Effective Date, including Subordinated Debt, and 50% of all positive quarterly Net Income from and after the Effective Date.

                  2.4 Section 13 (Definitions). Section 13 is amended by adding the following definition:

                  ""Availability Amount" is (a) the lesser of (i) the Revolving Line or (ii) the Borrowing Base, and minus (b) the outstanding principal balance of any Advances."

                  2.5 Exhibit E (Compliance Certificate). The Compliance Certificate attached as Exhibit E to the Loan Agreement is hereby deleted and replaced by the Compliance Certificate attached hereto.

         3.        Limitation of Amendments.

                  3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

                  3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

         4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

                  4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

                  4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

                  4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

                  4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

                  4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

                  4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

                  4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

         5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and
(b) Borrower's payment of Bank's out-of-pocket expenses.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.


BANK:                                          BORROWER:

SILICON VALLEY BANK                            SPECIALIZED HEALTH PRODUCTS
                                               INTERNATIONAL, INC.
By: /s/ Shane Anderson
Name: Shane Anderson
Title: Senior Relationship Manager             By /s/ Jeffrey M. Soinski
                                               Name Jeffrey M. Soinski
                                               Title President & CEO

                                               SPECIALIZED HEALTH PRODUCTS, INC.

                                               By /s/ Jeffrey M. Soinski
                                               Name Jeffrey M. Soinski
                                               Title President


                                               SAFETY SYRINGE CORPORATION

                                               By /s/ Jeffrey M. Soinski
                                               Name Jeffrey M. Soinski
                                               Title President